UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2006

MB FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois 60607
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 422-6562

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the joint press release issued by MB Financial, Inc. and First Oak Brook Bancshares, Inc. on August 1, 2006, announcing the receipt of the stockholder approvals needed for the merger of the two companies.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1 Joint Press Release of MB Financial, Inc. and First Oak Brook Bancshares, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MB FINANCIAL, INC.
Date:	By:	/s/ Jill E. York
Jill E. York Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.    Description

99.1  Joint Press Release of MB Financial, Inc. and First Oak Brook Bancshares, Inc.